UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Carmike Cinemas, Inc. (“Carmike” or the “Company”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding the Company and certain of its wholly-owned subsidiaries that fully and unconditionally guarantee $210 million of currently outstanding 7.375% senior secured notes due May 15, 2019. The supplemental guarantor financial information is provided within footnote 20 for the periods disclosed within the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was originally filed with the Securities and Exchange Commission on (“SEC”) on March 2, 2015.

During the three months ended March 31, 2015, the Company completed an entity assessment designed to achieve certain operational efficiencies. As a result of this assessment, certain theatres were transferred between Carmike Cinemas, Inc. and its guarantor subsidiaries. The changes did not impact the Company’s previously reported consolidated operating revenues, operating income and net loss.

The condensed consolidating balance sheet as of December 31, 2014 and 2013 and the condensed consolidating statements of operations and cash flows for the years ended December 31, 2014, 2013 and 2012 have been reclassified to the 2015 presentation. All other information in the 2014 Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the consolidated financial statements of the Company included in the 2014 Form 10-K, nor does it reflect any subsequent information or events, other than the inclusion of required supplemental guarantor financial information. This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the Form 10-K and the Company’s other filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1	Item 8 - Financial Statements for the fiscal year ended December 31, 2014

Exhibit 101	The materials included within Exhibit 99.1 formatted in XBRL (“Extensible Business Reporting Language”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: June 8, 2015	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1	Item 8 - Financial Statements for the fiscal year ended December 31, 2014

Exhibit 101	The materials included within Exhibit 99.1 formatted in XBRL (“Extensible Business Reporting Language”)